THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE DISTRIBUTED, SOLD, TRANSFERRED, ASSIGNED, HYPOTHECATED OR OFFERED UNLESS THERE IS IN EFFECT A REGISTRATION STATEMENT UNDER SUCH ACT AND LAWS COVERING SUCH SECURUITES OR THE ISSUER RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE ISSUER OR A NO-ACTION LETTER FROM THE COMMISSION STATING THAT SUCH DISTRIBUTION, SALE, TRANSFER, ASSIGNMENT, HYPOTHECATION OR OFFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND LAWS.





                 National Capital Benefits Corp.
                       Warrant Certificate
                  Common Stock Purchase Warrant
                               of
                Banc One Capital Partners V, Ltd.


                  Dated as of December 29, 1995












                        TABLE OF CONTENTS

                                                            Page
Section                     1.                        Definitions
1
Section    2.        Duration    and    Exercise    of    Warrant
7
          2.1           Warrant          Exercise          Period
     7
          2.2  Manner of Exercise                            7
          2.3           When          Exercise          Effective
     7
          2.4  Delivery of Stock Certificates, etc.                 7
Section          3.              Antidilution          Adjustment
7
          3.1  Number of Warrant Shares                      7
          3.2                   Adjustment                  Event
     7
          3.3                 Reorganization                Event
     8
          3.4                      Other                    Event
     8
          3.5                    Rights                  Offering
     8
          3.6                   Preemptive                 Rights
     8
Section        4.           Restrictions       on        Transfer
9
          4.1  Restrictive Legends                           9
          4.2   Notice of Proposed Transfer; Opinions of  Counsel
     10
Section       5.           Availability      of       Information
10

                                i

Section      6.          Reservation     of      Stock,      Etc.
11
Section     7.         Due     Organization;     No     Violation
11
Section 8.     Issuance of Common Stock; Company's Representation
11
Section 9.     Ownership. Registration of Transfer. Exchange  and
Substitution
          of                                              Warrant
     11
          9.1            Ownership           of           Warrant
     12
          9.2           Registration         of         Transfers
     12
          9.3      Replacement     of     Warrant     Certificate
     12
          9.4  Expense                                      12
Section           10.              Registration            Rights
12
          10.1 "Piggyback" Registration                     12
          10.2 Demand Registration                          13
          10.3                General                Requirements
     13
Section              11.                 Put               Option
17
          11.1       Put       Option       Exercise       Period
     17
          11.2 Manner of Exercise                           17
          11.3           The           Repurchase           Price
     17
          11.4 Closing and Payment                          17
          11.5        Exchange       for       Voting       Stock
     18

                               ii

Section   12.      No   Rights  or  Liabilities  as   Stockholder
18
Section                       13.                         Notices
18
Section                     14.                     Miscel1aneous
19
Section                       15.                      Expiration
19
Section                     16.                        Assignment
19
Investor's                                                 Equity
Exhibit A
Notice of Exercise                                     Exhibit B
Form of Assignment                                     Exhibit C
Notice        of        Exercise       of       Put        Option
Exhibit D
Notice      of      Attempt     to     Sell      the      Company
Exhibit E

                               iii

                       Warrant Certificate
                                    Dated as of December 29, 1995


This certifies that, for value received, Banc One Capital Partners V, Ltd. (the "Holder"), an Ohio limited liability company, is entitled, subject to the terms set forth below, to purchase from National Capital Benefits Corp., (the "Company") a Delaware corporation in a single exercise sixty-eight (68) shares of common stock, $0.01 par value without vote ("Non-Voting Stock") of the Company at the principal office of the Company, with the Notice of Exercise attached hereto as Exhibit B duly executed, and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, for the aggregate purchase price of $100 ("Price").

This Warrant is being issued by the Company pursuant to the Senior Subordinated Note and Warrant Purchase Agreement dated as of January _, 1996 by and between the Company, as seller, and the Holder, as purchaser ("Purchase Agreement").

Section 1.     Definitions.

As used herein, unless the context otherwise requires, the following terms have the following respective meanings (the definitions to be applicable to both the singular and the plural forms of the terms defined where either such form is used in this Warrant).

1.1 "Accountants" means with respect to the Company, the independent certified public accountants selected by the Company with the approval of the Holder or the Bank One Lender.

1.2 "Additional Shares of Common Stock" means all shares of Common Stock issued by the Company after the Original Issue Date other than Warrant Shares.

1.3 "Adjusted EBITDA" means, as of any Date of Determination, EBITDA for the twelve-month period ended immediately prior to any such Date of Determination, reduced by. (i) (A) the amount of interest expense related to the Bank One Loans and (B) the aggregate amount of all capital expenditures permitted by the Purchase Agreement incurred by and reflected on the consolidated balance sheet and income statement of the Company and its subsidiaries for such twelve month period and increased by (ii) all amounts deducted as expenses which are owed to Affiliates, other than Qualified Expenses owed to Affiliates.

1.4 "Adjustment Event" means any of the following events (except if the event constitutes a Preemption Offering, under which circumstances this Section 1.4 and Sections 3.1 through 3.5 shall not apply):


     (i) the Company declares a dividend or makes a distribution on its Outstanding Common Stock in Common Stock or
          Convertible Securities, or

     (ii) the Company subdivides or reclassifies any of its outstanding Common Stock into a greater number of shares, or

     (iii) the Company combines or reclassifies any of its outstanding Common Stock into a smaller number of shares.

1.4 "Affiliate" means with respect to any Person: (i) any person directly or indirectly controlling, controlled by, or under common control with such Person; (ii) any person owning or controlling 10% or more of the outstanding voting securities of such Person; (iii) any officer, director member or general partner of such Person; or (iv) any Person who is an officer, director general partner, trustee, member, or holder of 10% or more of the voting securities of any Person described in clauses
(i) through (iii) of this subparagraph.

1.5 "Annual Financial Statements" means with respect to the Company, a consolidated statement of financial condition (balance sheet), a consolidated statement of income or earnings, and a consolidated statement of changes in cash position, customarily prepared by the Company, for each Fiscal Year of the Company, including the consolidating schedules or statements used to prepare the above statements, which statements of financial condition and income or earning shall be prepared in accordance with GAAP, be presented in reasonable detail with appropriate accompanying notes, present a comparison to the prior Fiscal Year and be accompanied by the audit report of the Accountants and any management or similar letter delivered by such Accountants.

1.6 "Bank One Lender" shall have the meaning set forth in the Purchase Agreement.

1.7 "Business Day" means, any day other than a Saturday, Sunday or day upon which banking institutions are authorized or required by law or executive order to be closed in the City of Columbus, Ohio.

1.8 "Calculated Valuation Amount" means, as of any Date of Determination, the greater of: (i) the Capitalized Earnings
Amount;  (ii)  the Yield Calculation Amount; and (iii)  the  Fair
Market Value Amount.

1.9 "Capitalized Earnings Amount" means, as of any Date of Determination, an amount equal to five times Adjusted EBITDA reduced by (i) the outstanding principal balance of the Note and
(ii) the stated liquidation value of the outstanding Preferred Stock; provided that, for purposes of this calculation, the value of such Preferred Stock, including any accrued dividends shall not exceed an amount equal to the sum of (A)$2,450,000, and (B) the liquidation value of any Preferred Stock (but not accrued dividends) issued after Original Issue Date to NCMC pursuant to the Validity and Support and Guaranty Agreement dated as of the date hereof and by and between NCMC and the Bank One Lender.

1.10 "Capital Stock" of any Person means any and all shares, interests, participations or other equivalents (however designated) of corporate stock, including each class of common stock and preferred stock of such Person or partnership interests and any warrants, options or other rights to acquire such stock or interests.

1.11 "Change of Control" means (i) an event or series of events by which any Person or Persons or other entities acting in concert as a partnership or other group (a "Group of Persons") shall, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases, merger, consolidation or otherwise, have become the beneficial owner (within the meaning of Rule 13 d-3 under the Securities Exchange Act), of 50% or more of the Voting Power of the Company, or (ii) the Company is merged with or into another corporation with the effect that immediately after such transaction the stockholders of the Company immediately prior to such transaction hold less than a majority of the combined Voting Power of the Person surviving the transaction

1.12 "Commission" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities
Act.

1.13 "Company" means National Capital Benefits Corp., a Delaware corporation, and includes any corporation which shall succeed to or assume the obligations of the Company.

1.14  "Common  Stock" means the shares of Voting Stock  and  Non-
Voting Stock treated as a single class of stock, at any time outstanding.

1.15 "Convertible Securities" means evidences of indebtedness, shares of stock or other securities that are convertible into or exchangeable for, with or without payment of additional consideration in cash or property, or options, warrants or other rights that are exercisable for, shares of Common Stock that, when issued, would constitute Additional Shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event, but excluding the shares of Common Stock issuable upon exercise of the Warrants.

1.16 "Date of Determination" means the date upon which a calculation or an event is to be made or determined under this Agreement.

1.17 "Disposition" means (i) a merger, consolidation or other business combination in which the Company is the surviving entity and the Company's stockholders receive cash or non-cash consideration in exchange for or in respect of their shares of Capital Stock of the Company or (ii) the sale lease, conveyance, transfer or other disposition (other than the grant of a security interest) in any single transaction or series of related transactions of all or substantially all of the assets of the Company

1.18 "EBITDA" means, as of any Date of Determination, consolidated earnings of the Company and its consolidated subsidiaries (as reflected on the most recent Financial Statements delivered pursuant to the Purchase Agreement) for the twelve-month period ended immediately prior to any such Date of Determination determined excluding all amounts expensed during such twelve month period with respect to. (i) interest expense;
(ii) federal and state income tax expense; (iii) depreciation expense; (iv) amortization expense; and (v) amounts paid to Affiliates other than Qualified Expenses and Management Fees to the extent they exceed one percent (1%) of Purchased Policies (as defined in the Purchase Agreement).

1.19 "Event of Default" means an event of default under the Purchase Agreement.

1.20 "Fair Market Value Amount" means the fair market value of the Common Stock, reduce by (i) the stated liquidation value of the outstanding Preferred Stock; provided, that for purposes of this calculation, the value of such Preferred Stock, including any accrued dividends shall not exceed an amount equal to the sum of (A) $2,450,000 and (B) the liquidation value of any Preferred Stock (but not accrued dividends) issued after Original Issue Date to NCMC pursuant to the Validity and Support and Guaranty Agreement dated as of the date hereof and by and between NCMC and the Bank One Lender, and increased by (ii) all amounts accrued as liabilities or deducted as expenses which relate to amounts owed to Affiliates (other than Qualified Expenses and Management Fees to the extent they exceed one percent (1%) of Purchased Policies (as defined in the Purchase Agreement)), determined by an independent appraiser mutually acceptable to the Company and the Holder; provided, however, that. if the Company and the Holder are unable to agree within a period often (10) days after written request therefor by either party upon a mutually acceptable appraiser, the Company and the Holder shall each at their own expenses select an independent appraiser (which shall be an accounting firm or investment banking firm) within a further period of ten (1 0) days, such appraisers shall select an independent appraiser (which shall be an accounting or investment banking firm) within a further period of thirty (30) days, and such appraiser shall determine such fair market value of the Common Stock. The cost of the appraiser which determines such fair market value of the Common Stock shall, in either case, be shared equally by the Company and the Holder.

1.21 "Final Term Sheet" means a disclosure of all terms, covenants, arrangements and fees for a transaction required under
Section 11.1.

1.22 "Financial Statements" means the Annual Financial Statements and Monthly Financial Statements of the Company.

1.23  "Fiscal Year" means the one-year period ending on  December
31 of each year.

1.24 "Form of Assignment" means the form attached as Exhibit C to be given by the Holder of the Warrant Certificate to the Company upon assignment of the Warrant Certificate.

1.25 "GAAP" means those generally accepted accounting principles and practices which are recognized as such by the Financial Accounting Standards Board (or any generally recognized successor) and which, in the case of the Company, are applied for all periods after the date hereof in a manner consistent with the manner in which such principles and practices were applied to the Financial Statements delivered to the Holder in connection with the purchase of the Note. If any change in any accounting principle or practice is required by the Financial Accounting Standards Board (or any such successor) in order for such principle or practice to continue as a generally accepted accounting principle or practice, all reports arid financial statements required hereunder with respect to the Company may be prepared in accordance with such change, but all calculations and determinations to be made hereunder may be made in accordance with such change only after notice of such change is given to the Holder and the Holder agrees to such change insofar as it affects the accounting of the Company.

1.26 "Holder" means Banc One Capital Partners V, Ltd., an Ohio limited liability company, together with its successors and assigns.

1.27 "Indebtedness" shall have the meaning set forth in the Purchase Agreement.

1.28 "Initial Public Offering" means the first offer and sale to the public by the Company or any holders of shares of any class of its Capital Stock, pursuant to a registration statement that has been declared effective by the Commission.

1.29 "Investor's Equity" means, collectively, the shares of Capital Stock of NCMC owned beneficially or of record on September 30, 1995 by James Pinto, John Shaw, Jerry Seslowe and the proportionate share ownership of Resource Holding Associates through its ownership in REHC, L.P. The number of shares owned by such individuals and Resource Holding Associates on September 30, 1995 and as of the date of Closing is listed on Exhibit A.

1.30 "Market Determined Value Amount" means the fair market value of the Common Stock reduced by (i) the stated liquidation value of the outstanding Preferred Stock; provided that for purposes of this calculation the value of such Preferred Stock, including any accrued dividends shall not exceed an amount equal to the sum of
(A) $2,450,000, plus (B) the liquidation value of any Preferred Stock (but not accrued dividends) issued after Original Issue Date to NCMC pursuant to the Validity and Support and Guaranty Agreement dated as of the date hereof and by and between NCMC and the Bank One Lender), and increased by (ii) all amounts accrued as liabilities or deducted as expenses which relate to amounts owed Affiliates (other than Qualified Expenses and Management Fees to the extent they exceed one percent (1%) of Purchased Policies (as defined in the Purchase Agreement)), determined in good faith in connection with a Trigger Event which has occurred during the Sale Period.

1.31 "Marketable Securities" means securities that are freely traded on a national exchange in a quantity that, based on the average daily volume of the five (5) days immediately preceding the consummation of the transaction, exceeds one percent (1%) of the outstanding shares of such securities before consummation of the transaction. For valuation purposes if there is a bid and ask quotation, the bid price shall be used, otherwise the closing price on the Date of Determination shall be used.

1.32 "Monthly Financial Statement" means, with respect to the Company, a consolidated statement of financial condition (balance sheet), a consolidated statement of income or earnings, and a consolidated statement of changes in cash position, customarily prepared by the Company, fur each month and for the Fiscal Year to date of the Company, including the consolidating schedules or statements used to prepare the above statements, (except for NCB, whose results for the periods reported in the consolidated statements shall be included only to the extent available, provided that such results shall be consolidated no less often than quarterly) which statements of financial condition and income or earnings shall be prepared in accordance with GAAP (subject to any applicable year end adjustments and the absence of footnotes), to be presented in reasonable detail and a comparison to the comparable month and year-to-date periods for the preceding Fiscal Year.

1.33 "NCB" means NCB Insurance Limited, an insurance company chartered in Bermuda, and a wholly-owned subsidiary of the Company, together with its successors and assigns.

1.34  "NCMC"  means  National Capital Management  Corporation,  a
Delaware corporation and the majority owner of the Company, together with its successors and assigns.

1.35 "Non-Surviving Combination" means any merger, consolidation or other business combination by the Company with one or more other entities in a transaction in which the Company is not the surviving entity.

1.36  "Non-Voting Stock" means the shares of common stock,  $0.01 par value without vote of the Company at any time outstanding.

1.37  "Note" means the Senior Subordinated Note due December  31,
1998 in the aggregate principal amount of $2,000,000 issued and sold to the Holder by the Company pursuant to the terms of the Purchase Agreement.

1.38 "Notice of Attempt to Sell the Company" means the notice, in the form attached as Exhibit E, of the Company's election to attempt to sell the Company as provided for in Section 11.3.

1.39 "Notice of Exercise" means the notice, in the form attached as Exhibit B of exercise of Warrants given by the Holder to the Company.

1.40 "Notice of Put Option Exercise" means the notice, in the form attached as Exhibit D, given by the owner of the Warrants, Warrant Shares, and/or Purchase Shares, to the Company of owner's intent to exercise the Put Option granted pursuant to the Warrant Certificate.

1.41 "Number of Warrant Shares" shall have the meaning set forth in Section 3.1.

1.42  "Original Issue Date" means the date on which this  Warrant
and   the  Note  were  first  issued  pursuant  to  the  Purchase
Agreement.

1.43 "Outstanding Common Stock" means, as of any date, all shares of Common Stock then outstanding plus the maximum number of shares of Common Stock issuable in respect of Convertible Securities and options and warrants to purchase shares of Common Stock or Convertible Securities outstanding on such date (whether or not the rights to convert, exchange or exercise thereunder are presently exercisable), including the maximum number of shares issuable under the Warrants; provided that the maximum number of shares of Common Stock issuable in respect of Convertible Securities and options and warrants to purchase shares of Common Stock or Convertible Securities outstanding on such date shall be adjusted in accordance with the "treasury stock" method determined under generally accepted accounting principles pursuant to Accounting Principles Board Opinion 15.

1.44   "Person"   means  any  individual,  corporation,   limited
liability company, partnership, joint venture, trust, estate, unincorporated organization or government or any agency or political subdivision thereof'

1.45 "Preemption Offering" means any proposed issuance and sale by the Company after the Original Issue Date and prior to the date of the Initial Public Offering of any shares of Common Stock or any Convertible Securities other than the following:

     (i) the issuance of the Warrant Shares subject to this Warrant;

     (ii) the issuance or sale of Common Stock pursuant to a Rights Offering in which the holder hereof elects to participate under the provisions of Section 3.5; or

     (iii)       the   issuance  or  sale  of  Common  Stock   or
          Convertible Securities in connection with the acquisition by the Company of a business or assets made at arm's length, which issuance or sale has been approved in good faith by the board of directors of the Company.

1.46 "Preferred Stock" means the shares of Series A preferred stock, $0.01 par value, $10,000 liquidation value, without vote of the Company.

1.47 "Price" means One Hundred Dollars ($100), which is the exercise price for all of the Warrant Shares subject to this Warrant.

1.48 "Prime Rate" means, at any Date of Determination, the prime rate most recently announced by Bank One, Columbus, N.A. in effect at its principal office in Columbus, Ohio. Any change in the Prime Rate shall become effective as of the date of such change in the prime rate.

1.49 "Purchase Agreement" means the Senior Subordinated Note  and
Warrant Purchase Agreement, dated as of January __, 1996, between the Company, as seller, and the Holder, as purchaser, as amended, modified or restated.

1.50 "Purchase Shares" means, as of any Date of Determination, any shares of' Common Stock purchased by the Holder prior to such Date of Determination pursuant to the exercise of its rights under Section 3.5 or Section 3.6 hereof, or directly from the Company in any other transaction after the Original Issue Date. For purposes of this definition, Purchase Shares shall include any shares of Common Stock issuable upon the conversion of any Convertible Securities purchased by the Holder pursuant to the exercise of its rights under Section 3.5 and Section 3.6 hereof

1.51 "Put Option" shall have the meaning set forth in Section  11
1.

1.52 "Qualified Expense(s)" means an amount expensed or accrued by the Company under GAAP which is a reimbursement to an Affiliate for amounts incurred by the Affiliate on an arm's-length basis and which are owed by the Affiliate to a third-party who is not an Affiliate of (i) the Affiliate paying or accruing such expense or (ii) the Company.

1.53 "Reorganization Event" means any of the following events:

     (i)  capital    reorganization   or   reclassification    or
          recapitalization of the Capital Stock  of  the  Company
          (other than any Adjustment Event);

     (ii) any merger or consolidation of the Company with or into another corporation; and

     (iii) the sale or transfer of the property of the Company as an entirety or substantially as an entirety.

1.54  "Repurchase  Price" shall have the  meaning  set  forth  in
Section 11.3.

1.55 "Repurchase Price Adjustment" means, if at any time within ninety (90) days after the payment of the Repurchase Price, a Trigger Event occurs, or the Company or its shareholders enter into any agreement of letter of intent with regards to a Trigger Event, the Company shall pay to the Holder an amount equal to the difference (if positive) between: (i) the amount the Holder would have received for its Warrant Shares (or Warrant Shares issuable upon exercise of the Warrant) if such Warrant Shares had not been previously repurchased and (ii) the amount of the Repurchase Price actually received by the Holder. Such difference shall be paid to the

Holder  within ten (10) days of the consummation of  the  Trigger
Event. If any of the consideration received as a result of the Trigger Event was other than cash, the Holder shall receive such Repurchase Price Adjustment in the same proportion of cash and non-cash consideration as received by the Company or the shareholders.

1.56 "Restricted Securities" means (a) any Warrant bearing the applicable legend set forth in Section 4.1 (b) any Warrant Shares which are evidenced by a certificate or certificates bearing the applicable legend set forth in Section 4.1.., and (c) unless the context otherwise requires, any shares of Common Stock which are at the time issuable upon the exercise of any Warrant and which, when so issued, will be evidenced by a certificate or certificates bearing the applicable legend set forth in section 4.

1.57  "Rights  Offering"  shall have the  meaning  set  forth  in
Section 3.5.

1.58 "Sale Date" means the earlier of (i) the date, during the Sale Period, upon which the Company effects a Trigger Event; or
(ii) the last day of the Sale Period.

1.59 "Sale Period" means the 180 day period beginning on the date of receipt by the Company of the notice by the Holder of its intent to exercise the Put Option; provided, however, that such Sale Period shall terminate immediately upon the occurrence of an Event of Default, provided that if such Event of Default is cured as provided for in the Purchase Agreement, the Sale Period shall continue as if such Event of Default had never occurred.

1.60   "Sale  Valuation  Amount"  means,  as  of  any   Date   of
Determination,  the  greater of: (i) the Yield  Calculation;  and
(ii) the Market Determined Value Amount.

1.61 "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute replacing said statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

1.62 "Securities Exchange Act" means the Securities Exchange Act of 1934, or any similar Federal statute replacing said statute, and the rules and regulations of the Commission thereunder., all as the same shall be in effect at the time.

1.63 "Transfer" means with respect to any Restricted Securities, any sale, assignment, pledge or other disposition thereof, or of any interest therein, which could constitute a "sale" thereof, as that term is defined in Section 2(3) of the Securities Act.

1.64 "Trigger Event" means any of the following events, each undertaken in good faith and at-arms length: (i) a Change of Control; (ii) a Disposition; (iii) a Reorganization Event; or
(iv) a Non-Surviving Combination.

1.65 "Voting Power" of any Person means the aggregate number of votes of all classes of Capital Stock of such Person which ordinarily has voting power for the election of the Board of Directors or their equivalents of such Person.

1.66 "Voting Stock" means the shares of common stock, $0.01 par value with vote, of the Company at any time outstanding.

1.67 "Warrant Exercise Expiration Date" means that date which is the later of (i) December 31, 2000, (ii) the date which is thirty
(30)  clays after the date upon which the Note is paid  in  full;
and (iii) the end of the Sale Period.

1.68 "Warrant Shares" means the shares of Non-Voting Stock issuable upon exercise of this Warrant.

1.69 "Warrant" mean this Warrant.

1.70 Yield Calculation Amount" means, an internal rate of return equal to an annual rate of return of eighteen percent (18%) compounded monthly to be realized by the Holder of the Note on the principal amount of the Note calculated based on actual payments of principal and interest received by Holder using standard internal rates of return formulas as available in computer software packages such as Lotus 1-2-3 for Windows version 5.0.

Section 2.     Duration and Exercise of Warrant.

2.1 Warrant Exercise Period. This Warrant shall be exercisable in a single exercise at any time after the date hereof and on or before the Warrant Exercise Expiration Date.

2.2 Manner of Exercise. This Warrant may be exercised by the Holder in a single exercise upon surrender of this Warrant and Notice of Exercise attached hereto as Exhibit B duly completed and executed on behalf of the Holder, at the principal office of the Company (or at such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of The Company), upon payment of the Price by delivery of a certified or cashier's check to the Company. The Holder may, in lieu of paying the Price by delivery of a certified or cashier's check to the Company, reduce the unpaid principal amount of the Note by an amount equal to the funds which would otherwise have been delivered.

2.3 When Exercise Effective. Subject to the requirements of any state or federal insurance or finance company licensing laws or regulations to which the Company may be subject, the exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered and the Company receives payment of the Price as provided in Section 2.2, and immediately prior to the close of business on such Business Day the Holder shall be deemed to have become the holder of record of the Warrant Shares.

2.4 Delivery of Stock Certificates, etc. As soon as practicable after the exercise of this Warrant, and in any event within ten
(10) Business Days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder a certificate or certificates for the number of Warrant Shares to which the Holder shall be entitled upon such exercise, plus, in lieu of any fractional share to which the Holder would otherwise be entitled, cash in an amount equal to the same fraction (calculated to the nearest 1/100th of a share) of one full share of Common Stock based on the Capitalized Earning Amount on the Business Day next preceding the date of such exercise.

Section 3.     Antidilution Adjustment.

3.1 Number of Warrant Shares. The number of Warrant Shares that may be purchased by the Holder in consideration of the payment of the Price is initially sixty-eight (68) shares of Non-Voting Stock, which shall represent 12% of the fully diluted Common Stock of the Company, provided, however, that such number of shares is subject to adjustment as provided for in this Section 3, which number of Warrant Shares, as so adjusted from time, to time is referred to as the "Number of Warrant Shares." The Price is not subject to adjustment.

3.2 Adjustment Event. Upon the occurrence of any Adjustment Event, the Number of Warrant Shares shall be adjusted immediately after the applicable record date with respect to such Adjustment Event as follows. The adjusted Number of Warrant Shares shall be a number equal to the Number of Warrant Shares immediately prior to such event multiplied by a fraction (i) the numerator of which is the number of shares of Outstanding Common Stock immediately after the record date with respect to such Adjustment Event, and
(ii) the denominator of which is the number of shares of Outstanding Common Stock immediately before such record date. Any such adjustment shall be calculated to the nearest 0.001 Warrant Share.

3.3 Reorganization Event. Upon the occurrence of a Reorganization Event, there shall thereafter be issuable or deliverable upon the exercise of this Warrant (in lieu of the Warrant Shares), as appropriate, the number of shares of stock, other securities or property to which the Holder of the number of shares of Common Stock equal to the Number of Warrant Shares at the date of the Reorganization Event would have been entitled to as a result of such Reorganization Event.

Prior to and as a condition of the consummation of any Reorganization Event, the Company shall cause effective provisions to be made to effect the purposes of this Section 3.3, including, if appropriate, an agreement among the Company, any successor to the Company and the Holder.

3.4 Other Event. In case any event shall occur as to which the other provisions of this Section 3 are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles hereof, then the Holder may request in writing within one hundred twenty (120) days after the occurrence of such event that the Company examine the propriety of an adjustment to the Number of Warrant Shares. Unless the Company and the Holder shall have mutually agreed upon an adjustment, or that no adjustment is required, within thirty
(30) days after the receipt of such request., the Company shall appoint a firm of independent certified public accountants of recognized national standing (which may be the regularly engaged accountants of the Company), to give an opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in this Section 3, necessary to preserve, the purchase rights represented by this Warrant. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the holder of this Warrant and shall make the adjustments described therein. If such opinion states that no such adjustment is necessary, the holder hereof shall reimburse the Company for the reasonable cost and expense of such opinion.

3.5 Rights Offering. in the event the Company shall effect an offering of Common Stock or Convertible Securities pro rata among its stockholders, the Holder shall be entitled, at its option, to elect to participate in each and every such offering as if this Warrant had been exercised and such Holder were, at the time of any such rights offering, then a holder of that number of shares of Common Stock to which such holder is then entitled on the exercise hereof ("Rights Offering").

3.6   Preemptive Rights. In the event of any Preemption Offering,
(i) the Company shall notify the Holder in writing of the number of shares of Common Stock or Convertible Securities subject to such Preemption Offering and the cash or cash equivalent purchase price (determined by the board of directors of the Company in good faith) thereof, and (ii) the Holder shall have the right for a period of thirty (30) days following the consummation of such Preemption Offering to purchase (A) prior to the exercise of this Warrant, up to that number of shares of Common Stock or Convertible Securities that is sufficient to permit the Holder to maintain the percentage of shares of Outstanding Common Stock which the Holder owns or would be entitled to purchase upon exercise of this Warrant and after giving effect to such purchase and the sale of all remaining shares subject to such Preemption Offering, and (B) after the exercise of this Warrant, up to that percentage of such shares of Common Stock or Convertible Securities determined by dividing (a) the total number of shares of Common Stock then owned by the Holder, and (b) the total number of shares of Outstanding Common Stock.

The Holder shall have the right, during the period specified in the Preemption Offering, to purchase any or all of the new shares that it is entitled to purchase under this provision at the purchase price and on the terms stated in the Preemption Offering. Notice by the Holder of its acceptance, in whole or in part, of the Preemption Offering shall be in writing and signed by the Holder and shall be delivered to the Company prior to the end of the period specified in the Preemption Offering, setting forth the number of new shares of Common Stock the Holder elects to purchase. With respect to any of the new shares of Common Stock not purchased by the Holder hereunder, the Company may during the period of sixty (60) days following the date of expiration of the Preemption Offering sell to any other person or persons all or any part of such shares, but only on terms and conditions that are no more favorable to such person or persons or less favorable to the Company than those set forth in the Preemption Offering.

Section 4.     Restrictions on Transfer.

4.1    Restrictive Legends. Except as otherwise permitted by this
Section 4, this Warrant and each Warrant issued in exchange or substitution for any Warrant, and each Warrant issued upon the registration of transfer of any Warrant and each certificate representing Warrant Shares and each certificate issued upon the registration of transfer of any Warrant Shares, shall be stamped or otherwise imprinted with a legend in substantially the following form:

     "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE DISTRIBUTED, SOLD, TRANSFERRED, ASSIGNED, HYPOTHECATED OR OFFERED UNLESS THERE IS IN EFFECT A REGISTRATION STATEMENT UNDER SUCH ACT AND LAWS COVERING SUCH SECURITIES OR THE ISSUER RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE ISSUER OR A NO-ACTION LETTER FROM THE COMMISSION STATING THAT SUCH DISTRIBUTION, SALE, TRANSFER, ASSIGNMENT, HYPOTHECATION OR OFFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND LAWS."

4.2 Notice of Proposed Transfer; Opinions of Counsel. Prior to any transfer of any Restricted Securities, the Holder will give written notice to the Company of the Holder s intention to effect such transfer and to comply in all other respects with this
Section 4.2. Each such notice of a proposed transfer (a) shall describe the manner and circumstances of the proposed transfer in sufficient detail to enable counsel to render the opinion referred to below, and (b) shall designate counsel for the Holder The Holder will submit a copy thereof to the counsel designated in such notice and the Company will promptly submit a copy thereof to its counsel. The following provisions shall then apply:
     (i) If in the opinion of counsel to the Company the proposed transfer may be effected without registration of such Restricted Securities under the Securities Act, the Company will promptly notify the Holder and the Holder shall thereupon be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the Holder to the Company. Each Warrant or certificate, if any, issued upon or in connection with such transfer shall bear the applicable restrictive legend set forth in section 4.1, unless in the opinion of such counsel such legend is no longer required to ensure compliance with the Securities Act. If for any reason counsel for the Company (after having been furnished with the information required to be furnished by clause (a) of this Section 4.2) shall fail to deliver an opinion to the

          Company, or the Company shall fail to notify the Holder as aforesaid, within thirty (30) days after receipt of notice of the Holder's intention to effect a transfer, then for all purposes of this Warrant the opinion of counsel for the Holder shall be sufficient to authorize the proposed transfer and the opinion of counsel for the Company shall not be required in connection with such proposed transfer; and

     (ii) If in the opinion of counsel to the Company the proposed transfer may not be effected without registration of such Restricted Securities under the Securities Act, the Company will promptly so notify the Holder and the Holder shall not be entitled to transfer such Restricted Securities until receipt of a further notice from the Company under clause (i) above or until registration of such Restricted Securities under the Securities Act has become effective.

Section 5.     Availability of Information.

Within ninety (90) days after a registration statement under the Securities Act is declared effective with respect to an Initial Public Offering, the Company will comply with the reporting requirements of Sections 13 and 15(d) of the Securities Exchange Act insofar as they are applicable to the Company and will comply with all other public information reporting requirements of the Commission (including the requirements of Rule 144 promulgated by the Commission under the Securities Act) from time to time in effect and relating to the availability of an exemption from the Securities Act for the sale of any Restricted Securities or the sale of securities by affiliates The Company will also cooperate with the Holder at the Holder's expense to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Restricted Securities or the sale of securities by affiliates.

Section 6.     Reservation of Stock, Etc.

The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant and free from preemptive rights, a sufficient number of shares of Common Stock to cover the Warrant Shares issuable upon the exercise of this Warrant. All such shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable with no liability on the part of the holders thereof.

Section 7.     Due Organization; No Violation.

7.1 The Company shall at all times be a corporation duly organized and existing and in good standing under the laws of the State of Delaware

7.2 The Company shall not be in violation of (i) any applicable statute, regulation or ordinance (including, without limitation the Internal Revenue Code) of any federal, state, local or other jurisdiction or any agency thereof, in any respect materially and adversely affecting its financial or business condition, and (ii) any material indenture, mortgage, deed, agreement, instrument or document to which it is or may become a party or by which it is or may become bound; provided, however, that the Company may exercise in good faith its right to protest and actively pursue the same diligently and by appropriate proceedings.

Section    8.       Issuance   of   Common   Stock:;    Company's
Representation.

The Company represents and warrants that NCMC and VFC Trust of which Kenneth Klein, the President of the Company is the sole trustee, own 85.5% and 14.5%, respectively, of the Voting Stock of the Company. The authorized shares of Capital Stock of the Company consist of 600 shares of Voting Stock of which 500 shares are presently issued and outstanding, 100 shares of Non-Voting Stock of which no shares are presently issued and outstanding, and 68 shares are reserved for issuance upon the exercise of the outstanding Warrant and 750 shares of Preferred Stock of which 519 shares are presently issued and outstanding. All of the shares of issued and outstanding Capital Stock of the Company are duly authorized, validly issued, fully paid and nonassessable and are not subject to any preemptive rights of stockholders. There are no outstanding options, warrants or other rights to acquire from the Company any shares of its Capital Stock, other than this Warrant.

Section 9.     Ownership. Registration of Transfer. Exchange  and
Substitution of Warrant.

9 1 Ownership of Warrant. Until due presentment for registration, the Company may treat the Person in whose name this Warrant is registered on the register kept at the Company's principal office as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, except that, if and when this Warrant is properly assigned to another Person, the Company may (but shall not be obligated to) treat such Person as the owner of this Warrant for all purposes, notwithstanding any notice to the contrary. Subject to the foregoing provisions and to Section 4, this Warrant, if properly assigned, may be exercised by the assignee without first having a new Warrant issued.

9.2 Registration of Transfers. Subject to Section 4 hereof, the Company shall register the transfer of this Warrant permitted under the terms hereof upon records to be maintained by the Company for that purpose, upon surrender of this Warrant, with the Form of Assignment attached hereto as Exhibit C duly completed and signed, to the Company at the Company's principal office. Upon any such registration of transfer, a new Warrant, in substantially the form of this Warrant, shall be issued to the transferee.

9.3 Replacement of Warrant Certificate. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and upon delivery of indemnity reasonably satisfactory to the Company in form and amount, or, in the case of

15

any   such  mutilation,  upon  surrender  of  this  Warrant   for
cancellation at the Company's principal office, the Company at its expense will promptly execute and deliver, in lieu thereof, a new Warrant of like tenor.

9.4 Expenses. The Company will pay all expenses, taxes (other than transfer and income taxes) and other charges payable by the Holder in connection with the preparation, issuance and delivery from time to time of this Warrant or the Warrant Shares.

Section 10.    Registration Rights.

10.1 "Piggyback" Registration. Within two (2) years after exercise of this Warrant, but no later than December 31, 2002, whenever the Company proposes to file under the Securities Act a registration statement relating to any of its Capital Stock (other than a registration statement on Form S-4 or S-8 or filed in connection with an exchange offer or an offering of securities solely to existing shareholders of the Company), whether on its own behalf or on behalf of any holders of (Capital Stock or warrants of the Company, the Company shall, at least fifteen (1
5) Business Days prior to such filing, give effective written notice of such proposed filing to the Holder. Upon receipt by the Company not more than fifteen (15) Business Days after such effective notice of a written request from the Holder, the Company shall (i) include in such registration statement, and shall use its best efforts to cause such registration statement to become effective with respect to, the Warrant Shares and/or Purchase Shares as to which the Holder requests registration and
(ii) if such proposed registration is in connection with an underwritten offering of Capital Stock for the benefit of the Company, upon request of the Holder, use its best efforts to cause the managing underwriter therefor to include in such offering the Warrant Shares and/or Purchase Shares as to which the Holder requests such inclusion, on terms and conditions comparable to those of the securities offered on behalf of the Company. Notwithstanding the foregoing, if the Company's underwriter delivers a written opinion to the Holder that the total amount or kind of securities which the Holder, the Company and any other person or entities intend to include in such offering is sufficiently large as to potentially have an adverse effect on the distribution of all such securities, then the amount or kind of securities to be offered for the account of the Holder and such other persons or entities, but not the Company, shall be reduced pro rata to the extent necessary to reduce all of the securities proposed to be offered by the Holder, the Company and such other persons or entities to the amount recommended by the Company's underwriter. The Company shall not be required to effect more than two registrations pursuant to this Section 10.1.

10.2 Demand Registration. From and after the 180th day following the date on which a registration statement under the Securities Act is declared effective with respect to an Initial Public Offering, whenever the Holder shall make a written request to the Company to register under the Securities Act, Warrant Shares and/or Purchase Shares either issuable upon exercise of this Warrant or held by the Holder, the Company shall thereupon promptly use its best efforts to register the Warrant Shares and/or Purchase Shares on or before the sixtieth day after the effective date of such request (the "Request Date"); provided, however, that the Company shall not be required to effect more than one registration pursuant to Section 10.2. and that the Company will not be required

                               16

to effect a registration under this Section 10.2 unless the Warrant Shares and/or Purchase Shares sought to be registered by the Holder represent 100% of the Warrant Shares and/or Purchase Shares then owned by the Holder. Each such request for registration under this Section 10.2 shall specify that the number of Warrant Shares and/or Purchase Shares proposed to be sold, the intended method of distribution thereof and the jurisdictions in which registration is desired.

10.3 General Requirements. In connection with any registration pursuant to Section 10.1 or 10.2:

     (i) Upon the request of the Holder, the Company will cooperate with any underwriters (as defined in the Securities Act) for the Holder, reasonably satisfactory to the Company including, without limitation, providing such customary information certificates, comfort letters of accountants and opinions of counsel as may be reasonably requested by such underwriters and executing all customary documents reasonably requested by the underwriters; and upon the request of the Company, the Holder will cooperate with any underwriters (as defined in the Securities Act) for the Company, including, without limitation, providing such customary information, certificates and opinions of counsel as may be reasonably requested by such underwriters and executing all customary documents reasonably requested by the underwriters.

     (ii) The Company shall not be required to maintain the effectiveness of any registration statement under
          Section 10.1 or 10.2 for a period in excess of six (6) months or, in the case of any registration statement under Section 10.1 or 10.2 filed on a Form S-3 Registration Statement under the Securities Act, for a period in excess of twelve (12) months.

     (iii) The Company will furnish to the Holder (A) at least seven (7) Business Days prior to the filing thereof with the Commission, a copy of the registration statement in substantially the form in which the Company proposes to file the same with the Commission and, not later than the effective date thereof, a copy of any and all amendments to such registration statement, (B) within five (5) Business Days of the filing thereof with the Commission, a copy of any and all post-effective amendments to such registration statement, and (C) at the request of the Holder a reasonable number of copies of a preliminary prospectus and a final prospectus (each of which shall as of their respective dates, comply with Section 10 of the Securities Act and shall not, as of such dates include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make statements therein not misleading)

                               17

          covering the offering and sale by the Holder of the Warrant Shares and/or Purchase Shares to be covered thereby as aforesaid.

     (iv) The Company will advise the Holder of the entry of any stop order suspending the effectiveness of such registration statement or of the initiation of any proceeding for that purpose, and, if such stop order should be entered, use its best efforts promptly to cause such stop order to be lifted or removed.

     (v) For such period of time (not exceeding the maximum period of time for which the Company is required to maintain the effectiveness of such registration statement) as the Holder may be required by law to deliver a prospectus in connection with a sale of any Warrant Shares and/or Purchase Shares pursuant to such registration statement, if any event shall occur as a result of which it is necessary to amend or supplement the prospectus forming a part of such registration statement in order to correct an untrue statement of a material fact, or an omission to state a material fact necessary to make statements therein, in the light of the circumstances existing when such prospectus is delivered to a purchaser not misleading and the Holder shall notify the Company of any such statement or omission of which it has actual knowledge or if it is necessary to amend or supplement such prospectus to comply with any law, the Company will forthwith prepare and furnish to the Holder a reasonable number of amended or supplemented prospectuses so that statements in the prospectuses as so amended or supplemented will not, in the light of the circumstances then existing, be misleading, or so that such prospectuses will comply with law.

     (vi) The Company will use its best efforts to qualify, file or register the Warrant Shares and/or Purchase Shares being registered under the securities laws of such states of the United States of America as may be reasonably designated by the Holder and to obtain the consent, authorization or approval of any governmental agency (other than any such consent, authorization or approval required under any statute or regulation applicable to the Holder and not applicable to investors generally) required in connection with the issuance of the Warrant Shares and/or Purchase Shares being registered or in order that the Holder may publicly sell the Warrant Shares and/or Purchase Shares covered by such registration statement; provided that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for

                               18

          this provision, (B) subject itself to taxation in any such jurisdiction or (C) consent to genera service process in such jurisdiction.

     (vii) All fees, disbursements and expenses incurred by the Company in connection with the registration pursuant to Section
          10.1 or 10.2 (excluding underwriters' discounts and commissions) shall be borne by the Company, including, without limitation, all registration and filing fees, all costs of preparation and printing (in such quantities as the Holder may reasonably request) of any registration statement and related prospectus and any amendments or supplements thereto, all fees and disbursements of counsel for the Company, accounting fees, the expenses of complying with applicable securities or blue sky laws, and all costs in connection with the preparation and delivery of such customary legal opinions, auditors' comfort letters or other closing documents as the Holder shall reasonably request, but excluding all internal overhead expenses of the Company or any Affiliate ("Expenses"); provided, however, that the Company shall only be responsible for up to $50,000 of Expenses in connection with the registration pursuant to Section 10.2 and the Holder shall be responsible for the Expenses in excess of $50,000 provided. (A) the Holder has approved such expenses or an estimate of such expenses in advance of their being incurred or has arranged for the providing of such services and (B) if any shares other than the Holder's shares are registered pursuant to such registration 10.2 the Person owning such shares shall pay their pro-rata share of such excess Expenses. If Holder does not approve of the Expenses or arrange for the providing of such services within fifteen (T 5) days of receipt of such estimate the Company shall not be obligated to register the Warrant Shares and/or Purchase Shares and the demand shall be deemed to have been withdrawn.

     (viii)The Company will indemnify arid hold harmless the Holder, any underwriter (as defined in the Securities
          Act) for the Holder and each person or entity, if any, who controls the Holder or such underwriter within the meaning of the Securities Act, against any losses, claims, damages, liabilities, costs or expenses, joint or several, or actions in respect thereof to which the Holder or such underwriter or controlling person or entity may become subject under the Securities Act, or otherwise, insofar as such losses, claims, damages, liabilities, costs, expenses or actions in respect thereof arise out of, or are based upon, or are related to, any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which the Warrant Shares and/or Purchase Shares were registered under the Securities Act, any preliminary prospectus, amended preliminary

                               19

          prospectus, or final prospectus contained therein, or any amendment or supplement thereto, or arise out of, or are based upon, or are related to, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Holder or underwriter or controlling person or entity for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided that to the extent that any such loss, claim, damage or liability arises out of, or is based upon, an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said amended preliminary prospectus or said final prospectus or any said amendment or supplement in reliance upon, and in conformity with, written information furnished to the Company in an instrument duly executed by the Holder or by any underwriter for the Holder specifically for use in the preparation thereof, the Company will not be so liable to the Holder or such underwriter.

     (ix) The   Holder  will  indemnify  and  hold  harmless  the
          Company, its directors, its officers who sign any registration statement and each person or entity, if any, who controls the Company within the meaning of the Securities Act to the same extent as the indemnity from the Company set forth in Section 10.3 (viii), but only with respect to the information relating to the Holder furnished in writing by the Holder expressly for use in such registration statement.

     (x) The Company may require the Holder to furnish in writing to the Company such information regarding the distribution of the Warrant Shares and/or Purchase Shares being sold pursuant to such registration as the Company may from time to time request in writing.

     (xi) In order to participate in a registration effected hereby, the Holder agrees not to effect any public sale or distribution of Capital Stock (except as part of such registration), including a sale pursuant to Rule i44 under the Securities Act, during such period reasonably requested by the Company in case of a non-underwritten public offering or during such period reasonably requested by the Company's underwriter in the case of an underwritten public offering; provided, however, that the Holder shall not, without its consent, be prevented from effecting any such public sale for a period which commences any earlier than 0th Business Day immediately preceding, and terminates

                               20

          any later than the 120th day immediately following, the effective date of such registration statement.

Section 11.    Put Option.

11.1 Put Option Exercise Period. The Holder shall have the option (the "Put Option") to require the Company to purchase all, but not less than all, of the Warrants or Warrant Shares and Purchase Shares, if any, at any time after the earlier of (i) the third anniversary of the Original Issue Date; (ii) notification of a transaction involving the Capital Stock of the Company to be consummated by the Company or NCMC which would involve the sale of any of the Company's Capital Stock without the Holder's written approval; (iii) a Trigger Event; (iv) prepayment of the
Note in full (v) the occurrence of an Event of Default which has not been cured within the allowable cure period; (vi) a sale of 25% or more of the Investor's Equity; (vii) notification of the intent to adopt a plan of liquidation; or (viii) an Initial Public Offering. The Holder shall have thirty (30) days from the date of receipt of notice of a transaction under (ii), (iii),
(iv) or (vi) above, together with a Final Term Sheet, in which to give the Notice of Put Option Exercise or the transaction described in the notice and only the particular transaction described in the notice shall not enable the Put Option. If there is a material change in the actual transaction of any of the terms, covenants, arrangements or fees versus those disclosed in the Final Term Sheet, the time period for giving the Notice of Put Option shall not begin until such revised Final Term Sheet is given to the Holder as required under Section 11.1, as such thirty (30) days shall begin upon receipt by Holder of such revised Final Term Sheet.

11.2 Manner of Exercise. The Put Option may be exercised by the Holder giving the Notice of Put Option Exercise attached hereto as Exhibit D to the Company that the Holder elects to sell the Warrant or Warrant Shares and Purchase Shares then held by the Holder to the Company at the repurchase price set forth in
Section 11.3 (the "Repurchase Price"). Such Notice of Put  Option
Exercise   by  the  Holder  shall  be  irrevocable.  Upon   final
determination of the Repurchase Price as set forth in  Section  I
 .3, the Company shall be required to repurchase the Warrant or Warrant Shares and Purchase Shares, if any, then held by the
Holder. The Company shall not be obligated to repurchase the Warrant, Warrant Shares or Purchase Shares, if any, if the Company shall be unable to do so without a breach or violation of the provisions of applicable law. Notwithstanding the foregoing, the Company shall use its best efforts to remove all limitations upon its ability to repurchase the Warrant or Warrant Shares and
Purchase   Shares,  if  any,  such  obligation  shall  remain   a
continuing  obligation of the Company and  shall  repurchase  the
Warrant   or  Warrant  Shares  and  Purchase  Shares,   if   any,
immediately after all such limitations have been removed.

11.3 The Repurchase Price. The Repurchase Price per share shall be equal to the Calculated Valuation Amount per share of Outstanding Common Stock determined as of the date of the Notice of the Put Option Exercise. If none of the events in Section 11.1(iii) or (vii) has occurred, upon receipt of the Notice of Put Option Exercise, the Company may, by notification to the Holder, by the Notice of Attempt to Sell the Company, attached hereto as Exhibit E, attempt to cause a Trigger Event to occur and satisfy the Repurchase Price through such effort during the Sale Period.

                               21

If such Trigger Event is consummated during the Sale Period, the Repurchase Price shall be equal to the Sale Valuation Amount per share of Outstanding Common Stock determined as of the Sale Date. In addition to paying the Repurchase Price determined under this
Section 11.3, the Company shall pay to the Holder the Repurchase Price Adjustment, if applicable.

11.4 Closing and Payment. The closing for the repurchase of the Warrant or Warrant Shares and Purchase Shares, if any, by the
Company pursuant to this Section 11 shall occur within five (5) Business Days following the Date of the Determination of the Repurchase Price, provided that if none of the events in Section
11.1 (ii) through (viii), inclusive has occurred the Repurchase Price shall be payable within sixty (60) days, and shall be payable by the Company by delivery of a certified or cashiers' check, wire transfer of immediately available funds or the transfer of Marketable Securities to the Holder. Such Repurchase Price and Repurchase Price Adjustment, if applicable, shall bear interest at the Prime Rate plus nine percent (9%) per annum, compounded monthly, based on a 360 day year consisting of twelve 30 day months beginning on the date payment of the Repurchase Price is due and continuing until the total amount of the Repurchase Price, together with accrued interest is paid in full.

11.5 Exchange for Voting Stock. The Company shall, upon the written request of Holder, issue and exchange shares of Voting Stock on a share-for-share basis for Warrant Shares issued or issuable upon exercise of or acquired pursuant to this Warrant and/or Purchase Shares to the extent that the Holder:

     (i) sells such Warrant Shares and/or Purchase Shares pursuant to a public offering under registration statement under the Securities Act (including without limitation any registration provided for in Section
          10.1 or 10.2 hereof), provided that such offering is underwritten on a firm commitment basis or otherwise provides for a widely dispersed distribution of the shares;

     (ii) sells such Warrant Shares and/or Purchase Shares in a private placement pursuant to Rule 144 or Rule 144A promulgated under the Securities Act, provided that no purchaser or related group of purchasers acquires more than 2% of the outstanding shares of Voting Stock;

     (iii) sell such Warrant Shares and/or Purchase Shares as part of a direct sale, together with other shareholders of the Company, to a third party that is not related to or affiliated with the Holder, provided that pursuant to such sale the purchaser acquires at least a majority of the outstanding Voting Stock without regard to any shares purchased from the Holder; or

                               22

     (iv) the Holder does not own or have the right to receive upon exercise of the Warrants or otherwise, more than 4.9% of the Voting Stock that would be outstanding after such exchange.

11.6 Expiration of Put Option. The Put Option shall expire upon the Company effecting an Initial Public Offering; provided, however, that the Holder shall have received a representation from the underwriter of such Initial Public Offering, satisfactory to the Holder, that Holder will not be subject to any restrictions by the underwriter and an opinion of Company's counsel, satisfactory to Holder, addressed to the Holder, that the Holder will not be subject to any restrictions under any state or federal securities law, on the sale of all of its Warrant Shares, (assuming exercise of the Warrant if such exercise has not previously occurred), in such Initial Public Offering or will not be subject to any such restrictions by the underwriter or securities laws on the sale of all of its Warrant Shares beginning on the 180th day after the Initial Public Offering and thereafter.

Section 12.    No Rights or Liabilities as Stockholder.

Nothing contained in this Warrant shall be construed as conferring upon the Holder any rights as a stockholder of the Company or as imposing any liabilities on the Holder to purchase any securities or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

Section 13.    Notices.

All notices and other communications provided for herein shall be mailed by first class mail, postage prepaid, addressed (a) if to the Holder, at the registered address of the Holder as set forth in the register kept at the Company's Office, or (b) if to the Company, at its principal office, being on the date of original issuance of this Warrant, 540 Madison Avenue, Suite 1702, New
York. New York 10022, or at such other address of which the Company shall have given written notice to the Holder, with a copy to John Shaw, Resource Holdings Associates, 520 Madison Avenue, 40th Floor, New York New York 10022, and Kevin Crudden, Robins Kaplan Miller & Ciresi, 2800 LaSalle Plaza, 800 LaSalle Avenue, Minneapolis, Minnesota, 55402-2015, provided that the exercise of this Warrant shall be effective if effected in the manner provided in Section 2.

Section 14.    Miscellaneous.

This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be governed by the laws of the State of Ohio. The headings in this Warrant are inserted for convenience only and shall not be deemed to constitute a part hereof

                               23

Section 15.  Expiration.

The  right  to exercise this Warrant shall expire on the  Warrant
Exercise Expiration Date.

Section 16.    Assignment.

The Holder may not assign or otherwise transfer this Warrant or any of its rights hereunder without the express written consent of the Company, which will not be unreasonably withheld. Any transferee of Warrant Shares exceeding less than all of the Warrant Shares shall not be entitled to any rights hereunder and any transferee of all of the Warrant Shares shall only be entitled to such rights as provided in the foregoing sentence.

The remainder of this page is intentionally left blank.

                               24

                                  NATIONAL CAPITAL BENEFITS CORP.


                                        By:/s/ Kenneth Klein
                                        Kenneth Klein, President




                   ACKNOWLEDGMENT AND CONSENT

National  Capital  Management Corporation  ("NCMC"),  a  Delaware
corporation,  acknowledges that it is the  owner  of  record  and beneficially, as of January __, 1996, of all of the issued and outstanding Series A, $0.01 par value, $10,000 liquidation value, preferred stock without vote ("Preferred Stock") of National Capital Benefits Corp. ("Company"), a Delaware corporation. NCMC hereby acknowledges the existence of the right granted by the Company to Banc One Capital Partners V., Ltd. ("BOCP V") pursuant to this Warrant Certificate - Common Stock Purchase Warrant ("Warrant Certificate") for BOCP V to require the Company to repurchase from BOCP V the warrant ("Warrant") represented by this Warrant Certificate, any shares of common stock owned by
BOCP V as a result of the exercise of the Warrant ("Warrant Shares"), including any shares acquired in the exercise of its preemption rights under the Warrant Certificate ("Purchase Shares").

In consideration for BOCP V purchasing the Senior Subordinated Note and this Warrant Certificate from the Company., which is majority owned by NCMC, NCMC hereby grants to the Company, the consent required pursuant to the terms of the Preferred Stock for the Company to repurchase the Warrant, Warrant Shares or Purchase Shares. Such consent is effective now and shall continue for so long as any Warrant, Warrant Shares or Purchase Shares are outstanding.


                    National Capital Management Corporation


                    By:  /s/ John Shaw
                    John Shaw, Chief Executive Officer

                               25

                                                        Exhibit A



                        INVESTOR'S EQUITY
                               IN
             NATIONAL CAPITAL MANAGEMENT CORPORATION
                              AS OF
                       SEPTEMBER 30, 1995
                               AND
                         DATE OF CLOSING


                                   Number  of  Shares  (see  note
                              below)
James Pinto                                  103,568.67 shares
John C. Shaw                             16,880.00 shares
Jerry Seslowe                            15,233.33 shares

Resource Holdings Associates has a 26.5% profit participation in RHEC L.P., which owns shares of National Capital Management
Corporation.

Note:      The  shares above are after a 3 for  1  reverse  stock
split by National Capital Management Corporation which was effective July 11, 1995.

                               26

                                                        Exhibit B

                       NOTICE OF EXERCISE



NATIONAL CAPITAL BENEFITS CORP.

The undersigned, hereby elects to exercise the Warrant evidenced by this Warrant Certificate, and to purchase thereunder, covered by said Warrant Certificate and herewith makes payment in full therefor [by delivery herewith of a certified or official bank check payable to the order of the Company in the amount of $______] [by agreeing hereby to reduce the outstanding principal balance of the Company's Senior Subordinated Note payable to the undersigned by the amount of $________] and requests that certificates for such shares be issued in the name of and delivered to ______, whose address is ___________


                              Signature guaranteed:



Dated:_________________________________

                               27

                                                        Exhibit C



FORM OF ASSIGNMENT


FOR VALUED RECEIVED, ___________________ hereby sells, assigns and transfers to the _______________ all of the rights of the undersigned in and to this Warrant in and to the foregoing Warrant Certificate with respect to said Warrant and the shares of Common Stock issuable upon exercise of said Warrant.



                              Name of
                              Holder
(Print):________________

Dated: _________________

(By:)___________________

(Title:)________________

                               28

                                                        Exhibit D

                  NOTICE OF PUT OPTION EXERCISE



NATIONAL CAPITAL BENEFITS CORP.

The undersigned hereby elects to exercise the Put Option as defined and granted to pursuant to the Warrant Certificate dated January __, 1996 ("Warrant Certificate") and to sell all, but not less than all, of the Warrants, Warrant Shares and Purchase Shares (all as defined in the Warrant Certificate) held by the undersigned and request payment of the Repurchase price as defined, calculated, and paid pursuant to the Warrant Certificate. Such payment to be made by certified or official
bank        check        payable       to        the        order
of_______________________________________



By __________________
Name: _______________
     Printed Name

Title:_______________
Dated _______________

                               29

                                                        Exhibit E

              NOTICE OF ATTEMPT TO SELL THE COMPANY






National Capital Benefits Corp. ("Company"), hereby elects to exercise its right to attempt to sell the Company upon receipt of the Notice of Put Option Exercise as defined and granted to pursuant to the Warrant Certificate dated January __, 1996 ("Warrant Certificate"). The Company shall for the Sale Period (as defined in the Warrant Certificate) attempt to sell the Company and shall pay the Repurchase Price (as defined in the Warrant Certificate) to the person or entity giving the Notice of Put Option Exercise in the manner provided for in the Warrant Certificate.

NATIONAL CAPITAL BENEFITS CORP.

By:__________________

Name: _______________
     Printed Name

Title: ______________

Date: _______________

30